Exhibit 99.1

Penson Worldwide, Inc. 1700 Pacific Avenue, Suite 1400 Dallas, Texas 75201 www.penson.com
PRESS RELEASE

Penson Worldwide, Inc. Appoints Robert S. Basso as Independent Director

DALLAS, TX, February 10, 2012 — The Board of Directors of Penson Worldwide, Inc. (NASDAQ: PNSN) announced the appointment of Robert S. Basso, 66, a highly experienced securities industry executive with extensive knowledge of the clearing business, as an independent Director effective February 9, 2012. Mr. Basso also was appointed as a member of the Board’s Audit and Nominating and Corporate Governance committees. The Board of Directors also announced the resignation of Dr. James S. Dyer, 68, who resigned February 9, 2012.

“We are extremely pleased to have Bob join our Board,” said Roger J. Engemoen, Jr., Chairman. “Bob has more than 40 years of industry leadership experience in securities clearing, execution, settlement, administrative and management information services. He is considered to be a pioneer in clearing, having played key roles at Fidelity’s National Financial, UBS PaineWebber’s Correspondent Services Corporation, and Merrill Lynch’s Broadcort Capital.”

“We also thank Jim Dyer for his service and dedication to Penson since joining the Board in 2000,” Mr. Engemoen said.

Mr. Basso founded in 2006 and currently serves as managing director of BEST Partners, LLC, an independent financial services consulting firm. He served as Executive Vice President of the National Financial clearing and execution subsidiary of Fidelity from 2003-2004 after it acquired Correspondent Services Corporation. From 1990 to 2003, Mr. Basso served as Chairman and President of Correspondent Services Corporation, which provided clearing, execution, settlement and administrative and management information services as a subsidiary of UBS PaineWebber, Inc. Prior to that, Mr. Basso established and was responsible for the clearing business at Merrill Lynch & Co. and later its subsidiary, Broadcort Capital Corp., where he served as President.

Mr. Basso previously served as Trustee of the Securities Industry’s Foundation for Investor Education, chairman of the Western District of the Securities Industry Association (now known as the Securities Industry and Financial Markets Association — SIFMA), a member of SIA’s national board, vice chair of the National Association of Securities Dealers (now known as the Financial Industry Regulatory Authority — FINRA) District 1 Conduct Committee, and a chairman of its nominating committee.

About Penson Worldwide: www.penson.com

The Penson Worldwide group of companies provides execution, clearing, custody, settlement and technology infrastructure products and services to financial services firms and others servicing the global financial services industry. The Penson Worldwide group of companies includes Penson Financial Services, Inc., Penson Financial Services Canada Inc., Penson Financial Services Ltd., and Nexa Technologies, Inc., among other companies. Headquartered in Dallas, Texas, Penson has served the clearing needs of the global financial services industry since 1995. Penson Worldwide—Building the Best Clearing and Execution Services Firm in the World.

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Penson Financial Services, Inc. is a member of FINRA, New York Stock Exchange, NYSE Arca Exchange, NYSE Amex Equities, NYSE Amex Options, BATS Exchange, Direct Edge Exchanges (EDGA and EDGX), Chicago Board Options Exchange, Chicago Stock Exchange, International Securities Exchange, NASDAQ OMX BX, NASDAQ OMX PHLX, NASDAQ Stock Market, NASDAQ LIFFE, LLC, National Stock Exchange, Options Clearing Corp., Fixed Income Clearing Corp., MSRB, National Securities Clearing Corp., DTC, Euroclear, and SIPC. Penson Financial Services, Inc. is also a registered Futures Commission Merchant and clearing member at the Chicago Mercantile Exchange, Chicago Board of Trade, New York Mercantile Exchange, Comex, Kansas City Board of Trade, Minneapolis Grain Exchange, NYSE Liffe US, NYSE Euronext LIFFE, ONEChicago, ICE CLEAR Europe and ICE Futures USA.

Penson Financial Services Canada Inc. is a participating organization with the Toronto Stock Exchange, the Montreal Exchange, the CNSX Exchange and the TSX Venture Exchange, is regulated by the Investment Industry Regulatory Organization of Canada, is a member of the CIPF, CDCC and CDS and subscribes to various Canadian Alternative Trading Systems.

Penson Financial Services Ltd. is a member of the London Stock Exchange, Chi-X Europe, BATS Europe, NYSE Arca, NYSE Euronext, and SmartPool, and is authorized and regulated by the Financial Services Authority.

Forward-Looking Statements: Statements contained in this news release that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. Actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Penson undertakes no obligation to publicly update or revise any forward-looking statement.

Contacts: Gary Fishman (gary.fishman@anreder.com), Steven Anreder (steven.anreder@anreder.com), or Michael Shallo (michael.shallo@anreder.com), of Anreder & Company, at +1-212-532-3232

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